Exhibit 99.1

Two Leading Proxy Advisory Services Concur in Not Recommending a Change in Control at Support.com

ISS and Glass Lewis Both Cite VIEX’s Failure to Provide a Strategic Plan for Increasing Stockholder Value

Support.com Urges Stockholders to Vote FOR its Four Board Nominees on the WHITE Proxy Card Today

Redwood City, Calif. – June 13, 2016 – Support.com, Inc. (NASDAQ:SPRT), makers of award-winning Support.com® Cloud software (formerly “Nexus®”) for Support Interaction Optimization and a leading provider of tech support and turnkey support center services, today announced that it is pleased that two leading proxy advisory firms, Institutional Shareholder Services Inc. (“ISS”) and Glass, Lewis & Co. (“Glass Lewis”), concur in not recommending in favor of giving the VIEX Group’s nominees control of the Support.com Board of Directors at the Company’s Annual Meeting of Stockholders be held on June 24, 2016. Both proxy advisory firms also concur in recommending against the election of Bradley L. Radoff and Joshua E. Schechter to the Support.com Board.

Support.com issued the following statement commenting on the proxy advisory firms’ recommendations:

“We are pleased that the two leading independent third-party proxy advisory firms have evaluated the voting alternatives and both concur in not recommending in favor of giving the VIEX Group control of the Support.com Board. We are also pleased that both proxy advisory firms, in reaching their recommendations, recognized the VIEX Group’s failure to provide any specific and viable alternative strategic plan or any viable and substantive proposals on how it would drive the creation of long-term stockholder value were it to obtain control of the Support.com Board. We remain particularly concerned with the VIEX Group’s failure to explain how such an abrupt change in control of the Support.com Board, at a pivotal and critical time in Support.com’s trajectory, would be accomplished so as not to cause significant and substantial harm to Support.com’s business, prospects and relationships with its customers, employees, and partners. We are pleased that ISS noted in its report that it had similar concerns.”

In its June 11, 2016 report commenting on its concerns that the VIEX Group had not made the case that it deserved control of the Support.com Board, ISS noted that:

•	“The dissident, however, seeks control of the board. In these cases, ISS requires the dissident present a robust plan which not only lays out the broader strategic outline but also the practical matters of the first days and weeks, so that in aggregate it demonstrated the dissident has thought through the transition in such detail as to have effectively mitigated the risk of unintended consequences from a change in board control. Here however, the dissident plan laid out in its presentation to investors is relatively thin on those details.”
•	“The presentation of [VIEX’s] plan, should it win control of the board, is not sufficiently robust to demonstrate that the risks of unintended consequences from majority change have been addressed.”
•	“[VIEX’s objectives] are not, however, an operational plan which looks at risks like flight of key employees, clients and prospects, or provides an interim management strategy should that need suddenly, if not quite unexpectedly arise.”
•	[T]he critical aspect for unaffiliated shareholders voting for a change in control is that there be more substance to the planning, and better commitment from a dissident, than "we'll figure it out."

•	“[A]bsent that robust, detailed plan to demonstrate the dissident slate's bona fides, however, ISS policy does not support a recommendation beyond a minority of dissident nominees.

In its report issued on June 10, 2016, Glass Lewis noted as follows in explaining why it is not recommending in favor of giving the VIEX Group’s nominees control of the Support.com Board:

•	“[W]e are not convinced that turning over control of the board to the Dissidents and their nominees is either warranted or likely to lead to a superior outcome for shareholders at this time.”
•	“In our view, the Dissidents have failed to show adequate cause for the board overhaul they seek and have not presented a sufficiently detailed strategic or other plan to justify the abandoning of the Company's operating plan and the turning over of five of the six board seats.”
•	In our view, despite the lack of meaningful results to date, the board has presented a persuasive case that its business strategy, combined with a recently implemented cost-reduction plan, is designed to capitalize on the changing dynamics in the Company’s industry and could eventually lead to improved financial performance and enhanced returns for shareholders.”
•	“[I]t doesn’t seem appropriate for a group of shareholders, even one that controls 14.9% of the shares, to effectively take control of the Company having only accumulated that stake in the last 12 months with the intention of abandoning the strategic plan, thereby potentially depriving other shareholders of the opportunity to realize long-term value from their investment in Support.com.”

Support.com also announced that Jim Stephens and Toni Portmann, both of whom are incumbent directors, have decided not to stand for re-election at the 2016 Annual Meeting. Support.com is deeply appreciative of the dedicated service that both of these directors have provided to Support.com during their tenure and the countless ways they have helped navigate Support.com through a period of significant transformation. As a consequence of Support.com reducing its recommended slate from six to four nominees and given that six directors are to be elected at the 2016 Annual Meeting, at least two of the VIEX Group’s nominees are certain to be elected to the Support.com Board at the 2016 Annual Meeting. Support.com believes that reducing its slate of recommended nominees in this manner should facilitate the ability of stockholders who, consistent with the recommendations of both ISS and Glass Lewis, want to vote their shares for a combined slate and prevent the VIEX Group from getting control of the Support.com Board.

Support.com advises stockholders that in order to vote their shares consistent with the recommendations of both ISS and Glass Lewis that the VIEX Group not be given control of the Support.com Board, they will need to split their vote among the two slates which can be done with the assistance of MacKenzie Partners, Inc., Support.com’s proxy solicitor. As ISS noted in its report, “this election provides a prime example of how shareholders could benefit from being able to vote on a universal ballot. Being forced to select only from the nominees on a given card, however, artificially limits shareholder ability to optimize the new board.” While Suport.com does not agree with the view of ISS that the Support.com Board should be split 50/50 between Support.com’s nominees and the VIEX Group’s nominees, stockholders interested in following the recommendations of both ISS and Glass Lewis that the VIEX Group not be given control of Support.com and, accordingly, want to split their vote between the two slates should contact MacKenzie Partners, Inc. for assistance.

*Permission neither sought nor obtained from ISS or Glass Lewis. Emphasis added.

Stockholders are reminded that, no matter how many or how few shares they own, their vote is extremely important to prevent the VIEX Group from obtaining control of Support.com. Support.com is asking that stockholders VOTE TODAY each and every WHITE proxy card they receive FOR all four of Support.com remaining highly-qualified and very experienced nominees: Elizabeth Cholawsky (who serves as Support.com’s Chief Executive Officer) and Elizabeth Fetter, Lowell Robinson and Tim Stanley, our three newest independent directors who joined the Support.com Board within the past ninety days. Stockholders may also vote by phone or Internet by following the instructions on the WHITE proxy card they have received.

Stockholders are also urged NOT to sign or return any gold proxy card or voting instruction form that they may receive from the VIEX Group. Even a WITHHOLD vote with respect to the VIEX Group’s proposed director nominees on its gold proxy card or voting instruction form will cancel any WHITE proxy card or voting instruction form previously given to Support.com. Stockholders are also reminded that if they do sign a gold proxy card that is sent to them by the VIEX Group they have the right to change their vote by voting the WHITE proxy card.

Only the latest dated proxy card or voting instruction form voted will be counted, so stockholders are urged to vote TODAY each and every WHITE proxy card they have received!

About Support.com

Support.com, Inc. (NASDAQ:SPRT) is the leading provider of cloud-based software and services to deliver next-generation technical support. Support.com helps leading brands in software, electronics, communications, retail, Internet of Things (IoT) and other connected technology industries deepen their customer relationships. Customers want technology that works the way it’s intended. By using Support.com software and services, companies can deliver a fantastic customer experience, leading to happier customers, greater brand loyalty and growing revenues.

For more information, please visit www.support.com or follow us @support_com.

Support.com, Inc. is an Equal Opportunity Employer. For more information, visit http://www.support.com/about-us/careers.

Safe Harbor for Forward-Looking Statements

This press release contains “forward-looking statements” as defined under the U.S. federal securities laws, including the Private Securities Litigation Reform Act of 1995, and is subject to the safe harbors created by such laws. These forward-looking statements can generally be identified as such by the context of the statements, including words such as “believe,” “expect,” “anticipate,” “plan,” “may,” “would,” “intend,” “estimate,” “guidance” and other similar expressions, whether in the negative or affirmative. Similarly, statements that describe the objectives, plans or goals of Support.com, Inc. (“Support.com”) are forward-looking. Such forward-looking statements include, but are not limited to, statements regarding the anticipated proxy contest by VIEX Capital Advisors LLC and its affiliates (“VIEX”) and the other participants in its solicitation; Support.com’s ability to continue to execute on and implement its strategic plan; Support.com’s opportunities for continued growth; Support.com’s initiatives to improve its financial and operational performance and increase its growth and profitability; Support.com’s future stock price; Support.com’s ability to grow its business; Support.com’s ability to enhance its competitive position; Support.com’s ability to continue to maintain expense discipline; Support.com’s actions taken or contemplated to enhance its long-term prospects and create value for its stockholders; Support.com’s future operational and financial performance; the effect that the election of Support.com’s nominees to the Support.com Board will have on Support.com’s execution of its long-term plan and long-term stockholder value; the future effect of Support.com’s strategic plan on Support.com’s growth, profitability and total stockholder returns; all statements relating to expected financial performance (including without limitation statements involving growth and projections of revenue, margin, profitability, income (loss) from continuing operations, income (loss) per share from continuing operations, cash usage or generation, cash balance as of any future date, capital structure and other financial items); the plans and objectives of management for future operations, customer relationships, products, services or investments; personnel matters; future performance in economic and other terms; whether Support.com Cloud will bolster margins, generate predictable revenue and expand Support.com’s existing customer base; our ability to execute on our plan to create value from our Cloud technology; whether our technical support expertise and customer support knowledge base will translate into future growth; whether we will achieve growth and diversification; whether the actions we are taking will unlock stockholder value; whether our recently-outlined cost reduction plan will allow us to become profitable on a non-GAAP basis for the full year of 2018; whether we can capitalize on developing trends and paradigm shifts in the support market; whether and the timing of when the results from the strategic growth plan we are executing will be fully reflected in our financial results and stock price and whether we will be able to capitalize on the opportunities in the connected support market. Such forward-looking statements are not guarantees of future operational or financial performance and are based on current expectations, estimates, forecasts and projections and management’s current beliefs and assumptions, all of which involve a number of significant risks and uncertainties, any one or more of which could cause actual events or results to differ materially from those described in Support.com’s forward-looking statements, including, among others, our ability to retain and grow major programs, our ability to expand and diversify our customer base, our ability to market and sell our Support.com Cloud (formerly “Nexus®”) software-as-a-service (SaaS) offering, our ability to maintain and grow revenue, our ability to successfully develop new products and services, our ability to manage our workforce, our ability to operate in markets that are subject to extensive regulations, such as support for home security systems, our ability to control expenses and achieve desired margins, our dependence on a small number of customers and partners, our ability to attract, train and retain talented employees, the potential for acquisitions or other strategic transactions that deplete our resources or do not prove successful, privacy concerns, the potential for payment fraud issues, potential intellectual property, class action or other litigation, potential impairments of long lived assets, our ability to utilize and realize the value of our net operating loss carryforwards and how they could be substantially limited or permanently impaired, given our current market capitalization and cash position, if we experienced an “ownership change” as defined in Section 382 of the Internal Revenue Code and whether our recently adopted tax benefits preservation plan will be effective in reducing the likelihood of such an unintended ownership change from occurring, and risks, disruption, costs and uncertainty caused by or related to the actions of activist stockholders, including that if individuals are elected to our Board with a specific agenda, it may adversely affect our ability to effectively implement our business strategy and create value for our stockholders and perceived uncertainties as to our future direction as a result of potential changes to the composition of our Board may lead to the perception of a change in the direction of our business, instability or a lack of continuity which may be exploited by our competitors, cause concern to our current or potential customers, and may result in the loss of potential business opportunities and make it more difficult to attract and retain qualified personnel and business partners, our ability to execute the cost reduction program involving the planned actions on the expected schedule, our ability to achieve the cost savings expected in connection with the cost reduction plan, the ultimate effect of any such cost reductions on our financial results, and our ability to manage the effects of the cost reduction plan on our workforce and other operations. These and other risks may be detailed from time to time in Support.com’s periodic reports filed with the Securities and Exchange Commission, including, but not limited to, its latest Annual Report on Form 10-K and its latest Quarterly Report on Form 10-Q, copies of which may be obtained from www.sec.gov. Support.com assumes no obligation to update its forward-looking statements, except as may otherwise be required by the federal securities laws.

Important Additional Information

Support.com, its directors and certain of its executive officers and employees are deemed to be participants in the solicitation of proxies from Support.com’s stockholders in connection with the matters to be considered at Support.com’s 2016 Annual Meeting of Stockholders. On May 12, 2016, Support.com filed a revised definitive proxy statement and accompanying definitive WHITE proxy card with the SEC in connection with the solicitation of proxies from Support.com stockholders in connection with the matters to be considered at Support.com’s 2016 Annual Meeting of Stockholders. Information regarding the identity of participants, and their direct or indirect interests, by security holdings or otherwise, is set forth in such revised definitive proxy statement, including the schedules and appendices thereto. INVESTORS AND STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ ANY SUCH PROXY STATEMENT AND THE ACCOMPANYING WHITE PROXY CARD AND OTHER DOCUMENTS FILED BY SUPPORT.COM WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain the revised definitive proxy statement, any amendments or supplements to the proxy statement, the accompanying WHITE proxy card, and other documents filed by Support.com with the SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Investor Relations section of Support.com’s corporate website at www.Support.com or by contacting Support.com’s proxy solicitation firm, Mackenzie Partners, Inc., by mail at 105 Madison Avenue, New York, New York 10016, by phone at (212) 929-5500 (Call Collect) or Toll-Free (800) 322-2885, or by email at proxy@mackenziepartners.com. In addition, in order for stockholders to have convenient access to all relevant information concerning the 2016 Annual Meeting that Support.com has made publicly available, Support.com has made such information available at its website, www.support.com/shareholders.

Disclaimer

Support.com has neither sought nor obtained the consent from any third party to use any statements or information contained in this press release that have been obtained or derived from statements made or published by such third parties. Any such statements or information should not be viewed as indicating the support of such third parties for the views expressed herein.

© 2016 Support.com, Inc. All rights reserved. Support.com, the Support.com logo and Nexus are trademarks or registered trademarks of Support.com, Inc. in the United States and other countries.

Investor Contact

Jacob Moelter
Investor Relations, Support.com
+1.650.556.8595
jacob.moelter@support.com